Exhibit 99.1

American National Group Inc.
December 31, 2025
Financial Supplement

Financial Summary (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	QoQ	YoY	2025	2024	YTD
Income
GAAP net income (loss)	$356	$208	$141	$(236)	$638	71%	(44)%	$469	$696	(33)%
Distributable operating earnings (a)	360	329	320	341	339	9%	6%	1,350	1,095	23%

Balance Sheet
Total assets	$130,257	$130,559	$126,345	$123,434	$121,221	—%	7%	$130,257	$121,221	7%
Total liabilities	120,588	119,578	116,128	113,389	111,193	1%	8%	120,588	111,193	8%
Total equity	9,669	10,981	10,217	10,045	10,028	(12)%	(4)%	9,669	10,028	(4)%
Total common stockholders' equity (a)	9,257	10,170	9,494	9,374	9,265	(9)%	—%	9,257	9,265	—%
Total adjusted common stockholders' equity (a)	9,533	10,325	9,961	9,610	9,307	(8)%	2%	9,533	9,307	2%

	Twelve Months Ended December 31, 2025
Annuity investment spread	1.8%
Note: “NM” represents changes that are not meaningful.
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

GAAP Balance Sheet (Dollars in millions)

	Historical Data		Percentage Change
	December 31, 2025	December 31, 2024	YTD
Assets
Investments:
Available-for-sale fixed maturity securities, at fair value	$57,992	$45,591	27%
Equity securities, at fair value	1,179	611	93%
Mortgage loans on real estate, at amortized cost	11,113	11,986	(7)%
Other invested assets	20,232	19,773	2%
Total investments	90,516	77,961	16%

Cash and cash equivalents	11,660	10,867	7%
Accrued investment income	799	736	9%
Deferred policy acquisition costs, deferred sales inducements and value of business acquired	11,513	10,504	10%
Reinsurance recoverables and deposit assets	9,255	9,862	(6)%
Intangible assets	1,501	1,526	(2)%
Other assets	4,191	4,014	4%
Separate account assets	822	1,343	(39)%
Assets related to discontinued operations	—	4,408
Total assets	$130,257	$121,221	7%

Liabilities
Future policy benefits	$10,962	$9,170	20%
Policyholders' account balances	92,992	83,079	12%
Policy and contract claims	410	396	4%
Market risk benefits	4,536	3,655	24%
Long term borrowings	2,951	2,957	—%
Funds withheld for reinsurance liabilities	3,088	3,321	(7)%
Other liabilities	4,827	4,527	7%
Separate account liabilities	822	1,343	(39)%
Liabilities related to discontinued operations	—	2,745
Total liabilities	120,588	111,193	8%

Equity
Preferred stock	292	685	(57)%
Additional paid-in capital	6,404	7,569	(15)%
Accumulated other comprehensive income (loss), net of taxes	1,094	340	222%
Retained earnings	1,759	1,356	30%
Non-controlling interests	120	78	54%
Total equity	9,669	10,028	(4)%
Total liabilities and equity	$130,257	$121,221	7%

GAAP Income Statement (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	QoQ	YoY	2025	2024	YTD
Revenues
Premiums	$698	$206	$354	$458	$2,022	239%	(65)%	$1,716	$3,679	(53)%
Other policy revenue	189	181	172	149	153	4%	24%	691	657	5%
Net investment income	1,256	1,242	1,139	1,251	1,195	1%	5%	4,888	3,481	40%
Investment related gains (losses)	133	(33)	(11)	3	(92)	503%	245%	92	(333)	128%
Other income	23	22	27	28	31	5%	(26)%	100	35	186%
Total revenue	2,299	1,618	1,681	1,889	3,309	42%	(31)%	7,487	7,519	—%

Benefits and Expenses
Policyholder benefits and claims incurred	828	270	510	602	2,131	207%	(61)%	2,210	4,048	(45)%
Interest sensitive contract benefits	506	523	485	512	677	(3)%	(25)%	2,026	1,745	16%
Amortization of DAC, DSI and VOBA	256	268	246	238	207	(4)%	24%	1,008	587	72%
Change in FV of insurance-related derivatives and embedded derivatives	73	(187)	131	199	(440)	139%	117%	216	(94)	330%
Change in fair value of market risk benefits	101	310	(47)	361	(295)	(67)%	134%	725	(3)	NM
Total benefits	1,764	1,184	1,325	1,912	2,280	49%	(23)%	6,185	6,283	(2)%
Operating expenses	215	118	168	224	164	82%	31%	725	701	3%
Interest expense	43	47	49	44	51	(9)%	(16)%	183	165	11%
Total benefits and expenses	2,022	1,349	1,542	2,180	2,495	50%	(19)%	7,093	7,149	(1)%
Income tax expense (benefit)	(94)	109	27	(62)	162	(186)%	(158)%	(20)	(199)	90%
Income (loss) from continuing operations	371	160	112	(229)	652	132%	(43)%	414	569	(27)%
Income (loss) from discontinuing operations, net of tax	—	58	42	26	(1)	(100)%	100%	126	111	14%
Net income (loss)	371	218	154	(203)	651	70%	(43)%	540	680	(21)%
Less: Net income (loss) from continuing operations attributable to noncontrolling interests, net of tax	3	(1)	2	3	2	400%	50%	7	(49)	114%
Net income (loss) attributable to American National Group Inc. stockholders	368	219	152	(206)	649	68%	(43)%	533	729	(27)%
Less: Preferred stock dividends and redemption (a)	12	11	11	30	11	9%	9%	64	33	94%
Net income (loss) attributable to American National Group Inc. common stockholder	$356	$208	$141	$(236)	$638	71%	(44)%	$469	$696	(33)%
(a)Preferred stock dividends and redemption for Q1 2025 includes a non-recurring $19 million impact related to the redemption of the Series A preferred stock.

Distributable Operating Earnings Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	QoQ	YoY	2025	2024	YTD
Income (loss) from continuing operations (a)	$356	$150	$99	$(262)	$640	137%	(44)%	$343	$585	(41)%
Net investment gains, including reinsurance funds withheld	33	165	186	75	862	(80)%	(96)%	459	444	3%
Mark-to-market on insurance contracts and other net assets	70	(21)	36	582	(1,300)	433%	105%	667	167	299%
Deferred income tax expense (recovery)	(171)	10	(44)	(138)	84	NM	(304)%	(343)	(366)	6%
Depreciation	45	35	38	52	28	29%	61%	170	76	124%
Transaction costs	27	(10)	5	32	25	370%	8%	54	189	(71)%
Distributable operating earnings (b)	$360	$329	$320	$341	$339	9%	6%	$1,350	$1,095	23%

Pre-Tax Distributable Operating Earnings by Segment
Annuity	$429	$389	$372	$407	$346	10%	24%	$1,597	$1,146	39%
Life	44	37	40	32	41	19%	7%	153	206	(26)%
Pre-tax segment distributable operating earnings (b)	473	426	412	439	387	11%	22%	1,750	1,352	29%
Corporate and other DOE	(33)	(24)	(22)	(21)	(63)	(38)%	48%	(100)	(117)	15%
Tax expense	(80)	(73)	(70)	(77)	15	(10)%	(633)%	(300)	(140)	(114)%
Distributable operating earnings	$360	$329	$320	$341	$339	9%	6%	$1,350	$1,095	23%
(a)Income from continuing operations is net income attributable to American National Group Inc. common stockholder less income (loss) from discontinuing operations, net of tax.
(b)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Adjusted Equity Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	QoQ	YoY	2025	2024	YTD
Total equity	$9,669	$10,981	$10,217	$10,045	$10,028	(12)%	(4)%	$9,669	$10,028	(4)%
Non-controlling interests	(120)	(223)	(135)	(83)	(78)	46%	(54)%	(120)	(78)	(54)%
Equity available to preferred stockholders	(292)	(588)	(588)	(588)	(685)	50%	57%	(292)	(685)	57%
Total common stockholders' equity (a)	9,257	10,170	9,494	9,374	9,265	(9)%	—%	9,257	9,265	—%
Accumulated other comprehensive income (AOCI)	(1,094)	(1,132)	(664)	(670)	(340)	3%	(222)%	(1,094)	(340)	(222)%
Accumulated impact of mark-to-market losses (gains) on derivatives and insurance contracts	1,370	1,287	1,131	906	382	6%	259%	1,370	382	259%
Total adjusted common stockholders' equity (a)	$9,533	$10,325	$9,961	$9,610	$9,307	(8)%	2%	$9,533	$9,307	2%
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Invested Assets (Dollars in millions)

	December 31, 2025			December 31, 2024
	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)
Invested Assets
Investments:
U.S. treasury and government	$68	$68	$—	$66	$67	$(1)
U.S. states and political subdivisions	2,910	2,827	83	2,920	2,905	15
Foreign governments	1,169	1,118	51	1,539	1,566	(27)
Corporate debt securities	41,514	40,745	769	29,624	29,527	97
Residential mortgage-backed securities	678	641	37	850	831	19
Commercial mortgage-backed securities	3,015	2,946	69	2,687	2,646	41
Collateralized debt securities	5,855	5,801	54	4,946	4,903	43
Total fixed maturity, available-for-sale	55,209	54,146	1,063	42,632	42,445	187

Equity securities:
Common and preferred stock	1,161	1,083	78	589	635	(46)
Private equity and other	—	—	—	4	4	—
Total equity securities	1,161	1,083	78	593	639	(46)

Other investments:
Mortgage loans on real estate, net of allowance	11,030	11,030	—	11,924	11,924	—
Private loans, net of allowance	8,886	8,886	—	5,568	5,568	—
Real estate and real estate partnerships	5,800	5,800	—	4,656	4,656	—
Investments funds	3,187	3,187	—	3,012	3,012	—
Policy loans	234	234	—	274	274	—
Short-term investments	600	600	—	4,176	4,176	—
Other invested assets	1,485	1,485	—	2,007	2,007	—
Total investments, net of coinsurance funds withheld investments	87,592	86,451	1,141	74,842	74,701	141
Coinsurance funds withheld investments (a)	2,924	2,849	75	3,119	3,086	33
Total investments	$90,516	$89,300	$1,216	$77,961	$77,787	$174
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments (Dollars in millions)

	December 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Assets with NAIC Designation
Fixed maturities, available-for-sale, at fair value:
1	$29,481	32%	$24,622	32%
2	23,414	26%	15,920	21%
3	1,374	2%	1,454	2%
4	475	1%	328	—%
5	59	—%	116	—%
6	18	—%	2	—%
Total fixed maturities, available-for-sale	54,821	61%	42,442	55%

Assets without NAIC Designation
Fixed maturities, at fair value	388	—%	190	—%
Equity securities, at fair value	1,161	1%	593	1%
Mortgage loans	11,030	12%	11,924	15%
Private Loans	8,886	10%	5,568	7%
Real estate and real estate partnerships	5,800	6%	4,656	6%
Investment funds	3,187	4%	3,012	4%
Policy loans	234	—%	274	—%
Short-term investments	600	1%	4,176	5%
Other invested assets	1,485	2%	2,007	3%
	32,771	36%	32,400	41%
Total investments, net of coinsurance funds withheld investments	87,592	97%	74,842	96%
Coinsurance funds withheld investments (a)	2,924	3%	3,119	4%
Total investments	$90,516	100%	$77,961	100%
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments - Detail (Dollars in millions)

	December 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Available-for-sale:
U.S. treasury and government (a)	$68	—%	$66	—%
U.S. states and political subdivisions (a)	2,910	5%	2,920	6%
Foreign governments (a)	1,169	2%	1,539	3%
Corporate debt securities	41,514	72%	29,624	65%
Residential mortgage-backed securities	678	1%	850	2%
Commercial mortgage-backed securities	3,015	5%	2,687	6%
Collateralized debt securities	5,855	10%	4,946	11%
Total fixed maturities, available-for-sale, net of coinsurance funds withheld investments	55,209	95%	42,632	94%
Coinsurance funds withheld investments (b)	2,783	5%	2,959	6%
Total fixed maturities, available-for-sale	$57,992	100%	$45,591	100%

Corporate debt securities
NAIC designation
1	$19,778	48%	$13,976	47%
2	20,288	50%	14,167	48%
3	923	2%	1,032	3%
4	180	—%	259	1%
5	4	—%	62	—%
6	—	—%	—	—%
Total U.S. corporate debt securities (c)	$41,173	100%	$29,496	100%

Residential mortgage-backed securities
NAIC designation
1	$659	96%	$802	95%
2	2	—%	7	1%
3	4	2%	27	3%
4	2	—%	11	1%
5	11	2%	2	—%
6	—	—%	1	—%
Total Residential mortgage-backed securities	$678	100%	$850	100%

Commercial mortgage-backed securities
NAIC designation
1	$2,613	88%	$2,339	89%
2	206	7%	184	7%
3	77	2%	37	2%
4	45	2%	34	1%
5	9	—%	30	1%
6	17	1%	1	—%
Total Commercial mortgage-backed securities (d)	$2,967	100%	$2,625	100%

Credit Quality of Investments - Detail (Dollars in millions)

	December 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Collateralized debt securities
NAIC designation
1	$2,744	47%	$3,351	68%
2	2,512	43%	1,251	25%
3	334	6%	324	7%
4	248	4%	19	—%
5	17	—%	1	—%
6	—	—%	—	—%
Total Collateralized debt securities	$5,855	100%	$4,946	100%
(a)Over 95% of available-for-sale fixed maturity U.S. treasury and government, U.S. states and political subdivisions, and foreign governments securities are rated NAIC 1 or 2.
(b)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Excludes securities that are not rated with a carrying value of $294 million at December 31, 2025 and $102 million at December 31, 2024. Also excludes $47 million of investments in variable interest entities not directly held by American National Group Inc. at December 31, 2025 and $26
million at December 31, 2024.
(d)Excludes securities that are not rated with a carrying value of $21 million at December 31, 2025 and $39 million at December 31, 2024. Also excludes
$27 million of investments in variable interest entities not directly held by American National Group Inc. at December 31, 2025 and $23 million at
December 31, 2024.

Mortgage Loans (Dollars in millions)

	December 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans
Agricultural	$349	4%	$447	5%
Apartment	2,294	26%	2,223	24%
Hotel	967	11%	1,188	13%
Industrial	1,775	21%	1,837	20%
Office	1,435	16%	1,425	15%
Parking	207	2%	326	3%
Retail	1,352	15%	1,559	16%
Storage	114	1%	176	2%
Other	224	3%	200	2%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,717	99%	9,381	99%
Coinsurance funds withheld investments (a)	83	1%	62	1%
Total commercial mortgage loans (b)	$8,800	100%	$9,443	100%

Non-performing commercial mortgage loans
Total non-performing commercial mortgage loans	$114	1%	$117	1%
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(b)Total commercial mortgage loans excludes the allowance for credit losses of $87 million and $144 million at December 31, 2025 and December 31,
2024, respectively.

Mortgage Loans - Exposure (Dollars in millions)

	December 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by LTV
0-50%	$2,668	32%	$3,217	35%
50-60%	3,118	37%	3,055	33%
60-70%	1,863	22%	2,601	28%
70% +	699	8%	314	3%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,348	99%	9,187	99%
Coinsurance funds withheld investments (a)	82	1%	62	1%
Total commercial mortgage loans (b) (c)	$8,430	100%	$9,249	100%

Average LTV	52%		50%

	December 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by CM Rating
CM1	$3,579	43%	$3,777	41%
CM2	2,699	32%	3,154	34%
CM3	1,780	21%	1,936	21%
CM4	116	1%	186	2%
CM5	50	1%	84	1%
CM6	105	1%	49	—%
CM7	19	—%	1	—%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,348	99%	9,187	99%
Coinsurance funds withheld investments (a)	82	1%	62	1%
Total commercial mortgage loans (b) (c)	$8,430	100%	$9,249	100%

Median CM Rating	CM2		CM2
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(b)Excludes $370 million and $194 million investments in variable interest entities not directly held by American National Group Inc.’s regulated insurance entities at December 31, 2025 and December 31, 2024, respectively.
(c)Total commercial mortgage loans excludes the allowance for credit losses of $87 million and $144 million at December 31, 2025 and December 31,
2024, respectively.

Private Loans by Credit Rating and Industry Sector (Dollars in millions)

	December 31, 2025
	A or higher	BBB	BB and below	Unrated (a)	Total
Asset-based finance	$712	$—	$—	$31	$743
Consumer	172	—	92	15	279
Financials	649	38	283	383	1,353
Industrial	—	88	850	1,032	1,970
Real estate	28	1,013	213	1,277	2,531
Software	—	—	380	—	380
Telecommunications	—	—	418	66	484
Utilities	416	166	351	213	1,146
Total private loans, net of coinsurance funds withheld investments	1,977	1,305	2,587	3,017	8,886
Coinsurance funds withheld investments (b)	29	11	—	—	40
Total private loans (c)	$2,006	$1,316	$2,587	$3,017	$8,926

	December 31, 2024
	A or higher	BBB	BB and below	Unrated (a)	Total
Asset-based finance	$736	$—	$3	$54	$793
Consumer	115	—	—	27	142
Financials	214	55	225	86	580
Industrial	72	184	301	1,526	2,083
Real estate	—	402	—	894	1,296
Software	—	—	21	282	303
Telecommunications	—	—	60	—	60
Utilities	217	18	76	—	311
Total private loans, net of coinsurance funds withheld investments	1,354	659	686	2,869	5,568
Coinsurance funds withheld investments (b)	69	10	—	—	79
Total private loans (c)	$1,423	$669	$686	$2,869	$5,647
(a)Due to the nature of private loans, external agency credit ratings may not be readily available. Where appropriate, the Company obtains non-published credit ratings from one or more third-party rating agencies, which are determined based on an independent evaluation of the transaction. For other loans without published or private credit ratings, the Company assigns internal risk ratings, based on its investment selection and monitoring process and policies. These internal risk ratings are categorized as “Unrated” above.
(b)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Total private loans includes the allowance for credit losses of $149 million and $63 million at December 31, 2025 and December 31, 2024, respectively.

Financial Strength and Credit Ratings (Dollars in millions)

Financial Strength Ratings
	AM Best	Standard & Poor's	Fitch	Line of Business	December 31, 2025 Statutory Liability Balance
American Equity Life Insurance Company	A	A	A	Life & retirement	$59,937
American National Insurance Company	A	A	A	Life & retirement	40,526
Eagle Life Insurance Company	A	A	A	Life & retirement	4,785
American National Life Insurance Company of New York	A	A	A	Life & retirement	1,993
American Equity Life Insurance Company of New York	A	A	A	Life & retirement	75
American National Life Insurance Company of Texas	A	-	-	Life & retirement	5
Garden State Life Insurance Company	Au	-	-	Life & retirement	4
Freestone Re Ltd. (a)	-	A	-	Life & retirement reinsurance	—

Credit ratings
American National Group Inc.	-	BBB	BBB+
American National Group Inc.:
— Senior Unsecured Notes	-	BBB	BBB
— Preferred Stock	-	BB+	BB+
— Subordinated Notes	-	BB+	BB+
American National Global Funding:
— Senior Secured Notes	-	A	A
(a)Freestone Re Ltd. has modified coinsurance agreements with subsidiaries of American National Group Inc. There were $53,989 million of statutory liabilities associated with these agreements at December 31, 2025.

Capitalization (Dollars in millions)

	Amount	% Total Capitalization	Facility Ratings (S&P / Fitch)	Rates	Issue Date	Maturity
Senior Unsecured Bonds - SEC Registered	$692	6%	BBB / BBB	6.00%	June 2025	July 2035
Term Loan	98	1%		SOFR + 1.25%	May 2024	May 2027
Senior Unsecured Bonds - SEC Registered	596	5%	BBB / BBB	5.75%	October 2024	October 2029
Senior Unsecured Bonds - 144A	497	5%	BBB / BBB	6.144%	June 2022	June 2032
Junior Subordinated Debentures - SEC Registered (a)	494	4%	BB+ / BB+	7.00%	August 2025	August 2055
Senior Unsecured Bonds - SEC Registered	490	4%	BBB / BBB	5.00%	June 2017	June 2027
Subordinated Debentures	84	1%		5.00%	October 1999	June 2047
Total Long Term Borrowings	2,951	26%

Perpetual Preferred Shares - Series D	292	3%	BB+ / BB+	7.38%	January 2025	Perpetual
Total Common Stockholders' Equity	9,377	82%
Total Equity	9,669	85%
Accumulated Other Comprehensive Income (AOCI)	1,094	10%
Non-Controlling Interests (NCI)	120	1%
Total Equity, Excluding AOCI and NCI (b)	8,455	74%
Total Capitalization, Excluding AOCI and NCI (b)	$11,406	100%
(a)Rate will be reset to 3.183% plus five-year U.S. Treasury Rate effective December 1, 2030.
(b)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Annuity Investment Spread (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	QoQ	YoY	2025	2024	YTD
Non-GAAP net investment income (a)	$1,347	$1,285	$1,238	$1,238	$1,083	5%	24%	$5,108	$3,126	63%
Cost of funds	918	899	868	924	748	2%	23%	3,609	1,991	81%
Total net investment spread	$429	$386	$370	$314	$335	11%	28%	$1,499	$1,135	32%

Average invested assets	$89,678	$85,993	$83,173	$80,139	$74,356	4%	21%	$89,678	$74,356	21%

	Twelve months ended December 31, 2025
Yield on net invested assets	6.0%
Aggregate cost of funds	4.3%
Total net investment spread	1.8%

(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22. The net impact of the adjustments disclosed on page 22 were $91 million in Q4 2025, $43 million in Q3
2025, $99 million in Q2 2025, $13 million in Q1 2025, and $112 million in Q4 2024.

Reconciliation of Benefits and Expenses to Cost of Funds (Dollars in millions)

	Historical Data					Year-to-Date
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	2025	2024
US GAAP benefits and expenses	$2,022	$1,349	$1,542	$2,180	$2,495	$7,093	$7,149
Premiums	(698)	(206)	(354)	(458)	(2,022)	(1,716)	(3,679)
Product charges	(189)	(181)	(172)	(149)	(153)	(691)	(657)
Change in fair value of insurance-related derivatives and embedded derivatives	(73)	187	(131)	(199)	440	(216)	94
Change in fair value of MRB - capital market impacts	(3)	(197)	127	(268)	429	(341)	172
Policy and other operating expenses	(13)	(16)	(7)	(101)	(337)	(137)	(617)
Premiums, benefits and expenses on non-annuity segments	(128)	(37)	(137)	(81)	(104)	(383)	(471)
Total adjustments to arrive at cost of funds	(1,104)	(450)	(674)	(1,256)	(1,747)	(3,484)	(5,158)
Total annuity cost of funds (a)	$918	$899	$868	$924	$748	$3,609	$1,991
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Annuity Sales (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	QoQ	YoY	2025	2024	YTD
Gross Annuity Sales
Retail
Fixed Index	$2,337	$2,528	$2,513	$1,835	$1,797	(8)%	30%	$9,213	$5,474	68%
Fixed Rate (c)	2,050	2,225	1,108	1,088	916	(8)%	124%	6,471	4,932	31%
Variable (a)	2	1	1	1	16	100%	(88)%	5	63	(92)%
Total Retail Annuities	4,389	4,754	3,622	2,924	2,729	(8)%	61%	15,689	10,469	50%

Institutional
Pension Risk Transfer	788	100	262	382	1,918	688%	(59)%	1,532	3,151	(51)%
Funding Agreements	1,389	—	400	500	—	100%	100%	2,289	—	100%
Total Institutional Annuities	2,177	100	662	882	1,918	NM	14%	3,821	3,151	21%

Total Gross Annuity Sales (b)	6,566	4,854	4,284	3,806	4,647	35%	41%	19,510	13,620	43%
Ceded	(15)	(14)	(9)	(7)	(3)	8%	402%	(45)	(38)	19%
Total Net Annuity Sales	$6,551	$4,840	$4,275	$3,799	$4,644	35%	41%	$19,465	$13,582	43%
(a)Variable sales represent additional premiums on previously issued policies.
(b)American Equity gross annuity sales for the year ended December 31, 2024 were $8,425 million. American Equity gross annuity sales from the acquisition on May 2, 2024 to December 31, 2024 were $5,217 million which is included in the table above.
(c)Fixed rate annuity sales reflect single premium immediate annuities as well as other de minimis retail product lines.

Surrender Charge Exposure (Dollars in millions)

	Q4 2025		Q3 2025
	Account Value (a)	Average Surrender Charge	Account Value (a)	Average Surrender Charge
Years of surrender charge remaining (b)
No surrender charge remaining	$10,948	—%	$10,455	—%
Greater than 0 to less than 3	12,536	4%	13,005	4%
3 to less than 6	15,913	8%	15,477	7%
6 to less than 9	30,048	12%	28,826	12%
9 or greater	13,079	14%	12,717	13%
	$82,524	8%	$80,480	8%
(a)Account value excludes claims in-course of settlement, the life insurance segment, and single premium immediate annuities.
(b)The weighted average years remaining in the protected surrender charge period is approximately 6 years.

Legal Notice
This document has been prepared solely for the information of investors. This document does not purport to provide complete and current information about American National Group Inc.
(“ANGI”) or a complete description of ANGI and the risks of investing in ANGI (including risks described in offering documents previously provided to investors). Under no circumstances is this document or the information contained herein to be construed as a prospectus, offering memorandum or advertisement, and no part of this document or any information or statement contained herein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. By reading or reviewing this document, you agree to be bound by the following limitations.
You should not rely on this document as the basis on which to make any investment decision. Neither this document nor any part of it may be reproduced or redistributed, passed on, or the contents otherwise divulged, directly or indirectly, to any other person (excluding the recipient’s professional advisers) or published in whole or in part for any purpose without the prior written consent of ANGI.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction.
The summary descriptions and other information included in this document are intended only for informational purposes and convenient reference. The information contained in this document is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.
Past performance is not indicative of future results.
The statements contained in this document are made as of the date of the release of this report, unless another time is specified in relation to them, and access to this document at any given time shall not give rise to any implication that there has not been a change in the facts set forth in this document since that date. Certain information set forth in this document has been developed internally or obtained from sources believed by ANGI to be reliable; however, ANGI does not give any representation or warranty (express or implied) as to the accuracy, adequacy, timeliness or completeness of such information, and assumes no responsibility for independent verification of such information.

Non-GAAP Financial Disclosures
In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-
GAAP measures together with the relevant US GAAP measures provides information that may enhance a user’s understanding of our results of operations and the underlying profitability drivers of our business. These measures should be considered supplementary to our results in accordance with US GAAP and should not be view as a substitute for the corresponding US
GAAP measures.
Distributable Operating Earnings
Distributable operating earnings (“DOE”) is a non-GAAP measure used by management to assess operating results and the performance of the business. DOE is defined as net income after applicable taxes, excluding the impact of depreciation and amortization, deferred income taxes related to basis and other changes, and breakage and transaction costs, as well as certain investment and insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits and change in market risk benefits. DOE is inclusive of returns on equity invested in certain variable interest entities and our share of adjusted earnings from our investments in certain associates. DOE is a measure of operating performance that is not calculated in accordance with, and does not have any standardized meaning prescribed by
GAAP. DOE is, therefore, unlikely to be comparable to similar measures presented by other issuers. We believe our presentation of DOE is useful to investors because it supplements investors’ understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations.
Our presentation of DOE also provides investors enhanced comparability of our ongoing performance across years.
Total Equity, Excluding AOCI and NCI, Total Capitalization, Excluding AOCI and NCI, and Total Adjusted Common Stockholders’ Equity
Total equity, excluding AOCI and NCI and total capitalization, excluding AOCI and NCI are non-GAAP measures based on stockholders’ equity excluding the effect of AOCI and NCI.
Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. NCI is excluded in order to provide a view of equity and capitalization attributable to American National Group Inc.
Total adjusted common stockholder's equity is a non-GAAP financial measure based on common stockholders' equity excluding the impact of AOCI and the accumulated after tax impact of certain adjustments related to mark-to market gains and losses on derivatives and insurance contracts. These adjustments primarily include certain insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits, and changes in market risk benefits. We believe our presentation of this non-GAAP metric is useful to investors because it supplements investors' understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of this non-GAAP metric provides investors enhanced comparability of our ongoing performance across years.
Non-GAAP Net Investment Income
Non-GAAP net investment income is comprised of GAAP net investment income adjusted to exclude net investment income on non-annuity segments, exclude depreciation on investment real estate, include mark to market gain/loss on alternative investments, include realized gain/loss on certain investments, and include the tax benefit of tax exempt investment income.
Annuity Cost of Funds
Annuity cost of funds is a non-GAAP measure which includes liability costs related to cost of crediting on fixed deferred and fixed indexed annuities as well as other liability costs. Cost of crediting on fixed deferred annuities is the interest credited to the policyholders on our fixed strategies. Cost of crediting on fixed indexed annuities is the cost of option purchased to fund the index credit and the impact of over or under hedging for the index credits. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit fair value changes, and operating expenses net of premiums and product charge revenue. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.